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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported): May 27, 2005


        BellaVista Funding Corporation, (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2005, providing for the issuanceof the BellaVista Mortgage Trust 2005-2, Mortgage
                  Pass-Through Certificates, Series 2005-2).

                        BellaVista Funding Corporation
                        ------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                      333-123082-01               20-1372869
-------------------------          -------------               ----------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)

      1299 Ocean Avenue, Suite 240
        Santa Monica, California                        90401
        ------------------------                        -------
         (Address of principal                         (Zip Code)
           executive offices)

Registrant's telephone number, including area code (310) 225-4443
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
---------   ------------

Item 8.01.  Other Events.
---------   ------------

          On May 27, 2005, BellaVista Funding Corporation (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the BellaVista Mortgage Trust 2005-2, Mortgage Pass-Through Certificates, Series 2005-2. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



Section 9 - Financial Statements and Exhibits
---------


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

      (a) Financial statements of business acquired.
          -----------------------------------------

          Not applicable.

      (b) Pro forma financial information.
          -------------------------------

          Not applicable.

      (c) Exhibits.
          --------

          99.1. Pooling and Servicing Agreement, dated as of May 1, 2005, by and among the Company, the Master Servicer and the Trustee.




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


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BellaVista Funding Corporation



                                                By: /s/ Claus Lund
                                                    --------------
                                                Claus Lund
                                                President



Dated:  June 20, 2005





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


                                 Exhibit Index
                                 -------------

Exhibit                                                                   Page
-------                                                                   ----

99.1.      Pooling and Servicing Agreement,
           dated as of May 1, 2005, by
           and among, the Company,
           the Master Servicer and the Trustee.                              5






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